                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2002

                            -------------------------

                               SPARTON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            OHIO                        1-1000                 38-1054690
------------------------------      ---------------      -------------------
(STATE OR OTHER JURISDICTION          (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)



             2400 E. GANSON STREET, JACKSON, MICHIGAN     49202
             ----------------------------------------   ---------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (517) 787-8600


--------------------------------------------------------------------------------

ITEM 7. EXHIBITS

Exhibit 99.1 Certification of Chief Executive Officer of Registrant, dated September 27, 2002, relating to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.


Exhibit 99.2      Certification of the Chief Financial Officer of
                  Registrant, dated September 27, 2002, relating to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.


ITEM 9. REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 is the certification of the Chief Executive Officer, David W. Hockenbrocht, under section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of the Chief Financial Officer, Richard L. Langley, under section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of the Annual Report on Form 10-K for the fiscal year ended June 30, 2002 on September 27, 2002, as correspondence to the Securities and Exchange Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 SPARTON CORPORATION


                                 /s/ David W. Hockenbrocht
                              -------------------------------------------------
                                      David W. Hockenbrocht
                                      Chief Executive Officer
                                      September 27, 2002

                                INDEX TO EXHIBITS

--------------------------------------------------------------------------------

EXHIBIT NO.                                 DESCRIPTION

Exhibit 99.1 Certification of Chief Executive Officer of Registrant, dated September 27, 2002, relating to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

Exhibit 99.2        Certification of the Chief Financial Officer of
                    Registrant, dated September 27, 2002, relating to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.